Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Credo Technology Group Holding Ltd (the “Company”) on Form 10-Q for the period ended August 2, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, I, William Brennan, President and Chief Executive Officer of the Company, certify that, to the best of my knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 4, 2025	By:	/s/ William Brennan
William Brennan
President and Chief Executive Officer
(Principal Executive Officer)